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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 19, 2001



                              BIOMUNE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                      0-11472                  870380088
 ----------------------------        ------------          -------------------
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)



              6502 South Archer Road, Bedford Park, Illinois 60501
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (708) 563-9200



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

On January 19, 2001, Biomune Systems, Inc. (BIME:OTC) ("Biomune") announced that its parent, Donlar Corporation ("Donlar"), transferred all of Donlar's assets and associated liabilities, excluding those related to Donlar's existing patent rights and all intellectual property relating to its genetic (recombinant DNA) research activities, to Biomune as a capital contribution. The transfer took place following a meeting of the shareholders of Donlar where the transfer was approved and was pursuant to a Capital Contribution, Assignment and Assumption Agreement dated January 19, 2001 between Donlar and Biomune.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Not Applicable.

        (b)   Not Applicable.

        (c)   Exhibits:

        Exhibit No.                     Exhibit Description

        10             Capital Contribution, Assignment and Assumption Agreement

        99             Press Release of Biomune Systems, Inc., dated January 19,
                       2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BIOMUNE SYSTEMS, INC.



                                     By: /S/ Larry P. Koskan
                                         ------------------------------------
                                     Its: President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.                         Exhibit Description

10               Capital Contribution, Assignment and Assumption Agreement

99               Press Release of Biomune Systems, Inc., dated January 19, 2001.